Exhibit 99.1
McAFEE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	December 31,	December 31,
	2005	2004
Assets:
Cash and marketable securities	$1,257,021	$924,681
Restricted cash	51,428	617
Accounts receivable, net (1)	158,680	146,376
Prepaid expenses, income taxes and other current assets (2)	106,791	99,513
Property and equipment, net	85,641	91,715
Deferred taxes	448,126	421,063
Goodwill, intangibles and other long term assets, net (2)	534,937	562,567

Total assets	$2,642,624	$2,246,532

Liabilities:
Accounts payable	$34,678	$32,891
Accrued liabilities (1)	213,855	206,224
Accrued SEC Settlement	50,000	—
Deferred revenue	746,420	601,373
Accrued taxes and other long term liabilities	142,638	204,796

Total liabilities	1,187,591	1,045,284

Stockholders’ equity:
Common stock	1,705	1,623
Treasury stock	(68,395)	—
Additional paid-in capital	1,356,881	1,178,855
Deferred stock-based compensation	(474)	(1,777)
Accumulated other comprehensive income	31,302	27,361
Retained earnings (accumulated deficit)	134,014	(4,814)

Total stockholders’ equity	1,455,033	1,201,248

Total liabilities and stockholders’ equity	$2,642,624	$2,246,532

(1)	The accounts receivable, net and accrued liabilities amounts previously reported in the December 31, 2004 Form 10-K increased by $8,856 due to a reclassification of contra accounts receivable balances to accrued liabilities to conform with 2005 presentation.

(2)	The prepaid expense, income taxes, and other assets and goodwill, intangible and other long term assets, net amounts previously reported in the December 31, 2004 Form 10-K has been adjusted by $4,174 due to reclassification of long term prepaid commissions to conform with the 2005 presentation.

McAFEE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net revenue	$253,279	$244,153	$987,299	$910,542
Cost of net revenue	48,168	36,030	149,100	135,578
Amortization of purchased technology	3,841	3,850	15,515	13,331

Gross profit	201,270	204,273	822,684	761,633

Operating costs:

Research and development (1)	45,936	44,003	176,010	172,717
Marketing and sales (2)	75,036	82,363	294,234	354,380
General and administrative (3)	29,888	43,727	118,436	137,172
Reimbursement from transition services agreement	—	(2,326)	(362)	(5,997)
Loss (gain) on sale/disposal of assets and technology	443	2,317	(56)	(230,266)
SEC settlement charge	—	—	50,000	—
Litigation reimbursement	—	—	—	(24,991)
Amortization of intangibles	2,793	3,528	12,902	14,065
Restructuring charges (benefits)	(2,231)	6,072	3,731	17,493
In process R&D	—	—	4,000	—
Restatement costs	—	—	—	(250)
Divestiture expense	—	228	996	1,031
Acquisition retention bonuses and severance	874	934	4,664	3,608

Total operating costs	152,739	180,846	664,555	438,962

Income from operations	48,531	23,427	158,129	322,671

Interest and other income, net	7,356	2,091	23,405	13,939
Interest expense on convertible debt	—	(1,897)	—	(5,315)
Gain on sale of securities	—	—	—	246
Loss on redemption of debt		—	—	(15,070)

Income before provision for income taxes	55,887	23,621	181,534	316,471

Provision (benefit) for income taxes	17,274	(15,126)	42,706	91,406

Net income	$38,613	$38,747	$138,828	$225,065

Net income per share — basic	$0.23	$0.24	$0.84	$1.40

Net income per share — diluted (4)	$0.23	$0.23	$0.82	$1.31

Shares used in per share calculation — basic	167,586	160,861	165,087	160,714

Shares used in per share calculation — diluted	171,447	166,398	169,234	177,099

(1)	Includes stock-based compensation (benefits) charges of $(803) and $4,370 for the three months ended December 31, 2005 and 2004, respectively and $(234) and $6,518 for the twelve months ended December 31, 2005 and 2004, respectively.

(2)	Includes stock-based compensation (benefits) charges of $(213) and $1,752 for the three months ended December 31, 2005 and 2004, respectively and $(25) and $2,642 for the twelve months ended December 31, 2005 and 2004, respectively.

(3)	Includes stock-based compensation charges of $3 and $3,193 for the three months ended December 31, 2005 and 2004, respectively and $1,315 and $4,085 for the twelve months ended Decemeber 31, 2005 and 2004, respectively.

(4)	In computing net income per share on a diluted basis for the twelve months ended December 31, 2004 net income has been increased by $7,556 repectively for the after-tax amount of interest expense recognized in the period associated with the dilutive convertible securities. The shares used in net income per share on a diluted basis includes an additional 12.1 million shares that would have been outstanding if the diluted securities had been converted as of the beginning of the period. The convertible debt was redeemed on August 20, 2004.

McAFEE, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net revenue	$253,279	$244,153	$987,299	$910,542
Cost of net revenue	48,168	36,030	149,100	135,578
Amortization of purchased technology	—	—	—	—

Gross profit	205,111	208,123	838,199	774,964
Operating costs:
Research and development	46,739	39,633	176,244	166,199
Marketing and sales	75,249	80,611	294,259	351,738
General and administrative	29,885	40,534	117,121	133,087
Reimbursement from transition services agreement	—	—	—	—
Loss (gain) on sale/disposal of assets and technology	—	—	—	—
SEC settlement charge
Litigation reimbursement	—	—	—	—
Amortization of intangibles	—	—	—	—
Restructuring charges (benefits)	—	—	—	—
In process R&D
Restatement costs	—	—	—	—
Divestiture expense	—	—	—	—
Acquisition retention bonuses and severance	—	—	—	—

Total operating costs	151,873	160,778	587,624	651,024

Income from operations	53,238	47,345	250,575	123,940
Interest and other income, net	7,356	2,091	23,405	13,939
Interest expense on convertible debt	—	—	—	—
Gain on sale of securities	—	—	—	—
Loss on redemption of debt	—	—	—	—

Income before provision for income taxes	60,594	49,436	273,980	137,879
Provision for income taxes	15,149	12,359	68,495	34,470

Pro forma net income	$45,445	$37,077	$205,485	$103,409

Net income per share — diluted	$0.27	$0.22	$1.21	$0.58

Shares used in per share calculation — diluted (1)	171,447	166,398	169,234	177,099

(1)	The above per share calculations treat outstanding convertible debt on an as-converted basis, resulting in an increase of 12.1 million shares for the twelve months ended December 31, 2004. The convertible debt was redeemed on August 20, 2004.

The accompanying reconciliation of pro forma condensed consolidated statements of income to the condensed consolidated statements of income is an integral part of the above pro forma financial information. The Company believes that the above pro forma information provides useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

McAFEE, INC. AND SUBSIDIARIES
RECONCILIATION OF CONDENSED CONSOLIDATED PRO FORMA STATEMENTS OF INCOME
TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004
Pro forma net income	$45,445	$37,077	$205,485	$103,409
Provision for income taxes	15,149	12,359	68,495	34,470

Pro forma income before provision for income taxes	60,594	49,436	273,980	137,879
Amortization of purchased technology	(3,841)	(3,850)	(15,515)	(13,331)
Stock compensation benefit (charge)	1,013	(9,315)	(1,056)	(13,245)
Reimbursement from transition services agreement	—	2,326	362	5,997
(Loss) gain on sale/disposal of assets and technology	(443)	(2,317)	56	230,266
SEC settlement charge	—	—	(50,000)	—
Litigation reimbursement	—	—	—	24,991
Amortization of intangibles	(2,793)	(3,528)	(12,902)	(14,065)
Restructuring (charge) benefit	2,231	(6,072)	(3,731)	(17,493)
In process R&D	—	—	(4,000)	—
Restatement costs	—	—	—	250
Divestiture expense	—	(228)	(996)	(1,031)
Acquisition retention bonuses and severance	(874)	(934)	(4,664)	(3,608)
Interest expense on convertible debt	—	(1,897)	—	(5,315)
Gain on sale of securities	—	—	—	246
Loss on redemption of debt	—	—	—	(15,070)

Income before provision for income taxes	$55,887	$23,621	$181,534	$316,471

Provision (benefit) for income taxes	17,274	(15,126)	42,706	91,406

Net income	$38,613	$38,747	$138,828	$225,065